UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 30, 2008
BRADY CORPORATION
(Exact name of registrant as specified in its charter)
Commission File Number 1-14959

Wisconsin	39-0971239
(State of Incorporation)	(IRS Employer Identification No.)
6555 West Good Hope Road
Milwaukee, Wisconsin 53223
(Address of Principal Executive Offices and Zip Code)
(414) 358-6600
(Registrant’s Telephone Number)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 OTHER EVENTS.
On September 30, 2008, Brady Corporation issued a press release announcing that its Board of Directors authorized a share buyback program for up to one million additional shares of the Company’s non-voting Class A Common Stock, which supplements the Company’s share buyback program announced in March 2008. As of September 22, 2008, the Company had 49,855,020 Class A Common Shares outstanding. The repurchased shares will be available for use in connection with the Company’s stock-based plans and for other corporate purposes. A copy of the press release is being furnished to the Securities and Exchange Commission as Exhibit 99 attached herewith and incorporated by reference.
Item 9.01 FINANCIAL STATEMENTS AND EXHIBITS.
(c) Exhibits.
The following is furnished as an Exhibit to this Report.

Exhibit No.	Description of Exhibit

99	Press Release of Brady Corporation, dated September 30, 2008.
SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRADY CORPORATION
Date: October 1, 2008	/s/ Thomas Felmer
Thomas Felmer
Senior Vice President & Chief Financial Officer

EXHIBIT INDEX

EXHIBIT
NUMBER	DESCRIPTION
99	Press Release of Brady Corporation dated September 30, 2008.